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                                                                  EXHIBIT 10(a)


                                 AMENDMENT NO. 2

                                       TO

                           LOAN AND SECURITY AGREEMENT

                                   AND CONSENT

         THIS AMENDMENT NO. 2 AND CONSENT ("Amendment No. 2 and Consent") is entered into as of September 12, 2005, by and among ROCKY SHOES & BOOTS, INC., a corporation organized and existing under the laws of the State of Ohio ("Rocky"), LIFESTYLE FOOTWEAR, INC., a corporation organized and existing under the laws of the State of Delaware, EJ FOOTWEAR LLC, a limited liability company organized and existing under the laws of the State of Delaware, HM LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware, DURANGO BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, NORTHLAKE BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware (each a "Borrower" and jointly and severally, "Borrowers"), the financial institutions party thereto (each a "Lender" and collectively, the "Lenders"), GMAC COMMERCIAL FINANCE LLC, as administrative agent and sole lead arranger for the Lenders (in such capacities, the "Agent") and BANK OF AMERICA, N.A., as syndication agent (in such capacity, the "Syndication Agent").

                                   BACKGROUND

         Borrowers, Agent and Lenders are parties to a Loan and Security Agreement dated as of January 6, 2005 (as amended by Amendment No. 1 and Consent dated as of January 19, 2005, and as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

         Borrowers have informed Agent and Lenders of the anticipated issuance by Rocky of additional shares of Rocky's common stock, no par value, with the option to issue further additional shares of Rocky's common stock, no par value, in the event that the initial issuance shall be oversubscribed (the "Issuance"). Borrowers have requested that, as the Issuance relates to Sections 2.4(B)(4) and 2.4(E) of the Loan Agreement, Agent and Requisite Lenders consent to the application of the Issuance proceeds thereof (a) $11,300,000 in full prepayment and satisfaction of Term Loan A, including both principal and interest accrued thereon, (b) $30,000,000 in full prepayment and satisfaction of Term Loan B (the "Term Loan B Prepayment"), including both principal and interest accrued thereon, (c) in the event any excess proceeds remain following the payment of underwriting fees and other reasonable professional


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fees associated with the Issuance, to pay all accrued and unpaid interest on the prepaid principal of Term Loan A and Term Loan B, and any applicable prepayment premiums associated with the prepayment of Term Loan A and Term Loan B and (d) to repay outstanding Revolving Loans, but not as a permanent reduction of the Revolving Loan Commitment. Agent and Requisite Lenders have agreed to consent to the Term Loan B Prepayment, and to otherwise amend the Loan Agreement, upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

                  (a) Section 1.2 of the Loan Agreement is amended by inserting the following new defined terms in their appropriate alphabetical order:

                           "Amendment 2" shall mean Amendment No. 2 to this Agreement dated as of September 12, 2005.

                           "Amendment 2 Closing Date" shall mean the date upon which all of the conditions precedent to the effectiveness of Amendment 2 have been satisfied.

                  (b) By deleting the third sentence of Section 2.1(B) in its entirety and by substituting in lieu thereof the following:

                           "Term Loan A shall be repaid in full on the Amendment 2 Closing Date."

                  (c) By deleting the final sentence of Section 2.1(B) and the related Schedule in its entirety.

         3. Consent to Term Loan B Prepayment. Effective as of the Amendment No. 2 Closing Date, Agent, and each of the Requisite Lenders, hereby consents to the Term Loan B Prepayment.

         4. Conditions of Effectiveness. This Amendment No. 2 and Consent shall become effective upon satisfaction of the following conditions precedent:

                  (a) Agent shall have received eight (8) copies of this Amendment No. 2 and Consent duly executed by each Borrower and each of the Requisite Lenders;


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                  (b) Agent shall have received the sum of $11,300,000
representing prepayment in full of Term Loan A;

                  (c) Agent shall have received such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel relating to the transactions contemplated in this Amendment No. 2 and Consent; and

                  (d) The Issuance shall have occurred on or before December 31, 2005.

         5. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

                  (a) This Amendment No. 2 and Consent and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against each Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment No. 2 and Consent, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 2 and Consent, except to the extent any such representation or warranty expressly relates to an earlier date.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 2 and Consent.

                  (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

                  (e) The Issuance is permitted pursuant to all applicable law and all material agreements, documents and instruments to which any Loan Party is a party or by which any of their respective properties or assets are bound.

         6. Effect on the Loan Agreement.

                  (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment No. 2 and Consent shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.


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         7. Governing Law. This Amendment No. 2 and Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         8. Headings. Section headings in this Amendment No. 2 and Consent are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 and Consent for any other purpose.

         9. Counterparts; Facsimile. This Amendment No. 2 and Consent may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.



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         IN WITNESS WHEREOF, this Amendment No. 2 and Consent has been duly executed as of the day and year first written above.

                                         ROCKY SHOES & BOOTS, INC.
                                         LIFESTYLE FOOTWEAR, INC.
                                         EJ FOOTWEAR LLC
                                         HM LEHIGH SAFETY SHOE CO. LLC
                                         GEORGIA BOOT LLC
                                         GEORGIA BOOT PROPERTIES LLC
                                         DURANGO BOOT COMPANY LLC
                                         NORTHLAKE BOOT COMPANY LLC
                                         LEHIGH SAFETY SHOE CO. LLC
                                         LEHIGH SAFETY SHOE PROPERTIES LLC


                                         By:      /s/ James E. McDonald
                                            ----------------------------
                                         Name: James E. McDonald
                                         Title: Chief Financial Officer
                                         of each of the foregoing Borrowers


                                         GMAC COMMERCIAL FINANCE LLC

                                         By:      /s/ Thomas Brent
                                            ----------------------------
                                         Name:  Thomas Brent
                                         Title:  Director


                                         BANK OF AMERICA, N.A.

                                         By:      /s/ William J. Wilson
                                             ---------------------------
                                         Name: William J. Wilson
                                         Title: Vice President


                                         CHARTER ONE BANK, N.A.

                                         By:      /s/ Sean P. McCauley
                                             ---------------------------
                                         Name: Sean P. McCauley
                                         Title: Vice President
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                                         PNC BANK, NATIONAL ASSOCIATION

                                         By:      /s/ Peter Redington
                                            ----------------------------
                                         Name:  Peter Redington
                                         Title:  A.V.P.


                                         COMERICA BANK

                                         By:      /s/ Harold Dalton
                                            ----------------------------
                                         Name:  Harold Dalton
                                         Title:  V.P.